EMPLOYEES’ RETIREMENT PLANS	12 Months Ended
Jul. 31, 2026
Retirement Benefits [Abstract]
EMPLOYEES’ RETIREMENT PLANS

5. EMPLOYEES’ RETIREMENT PLANS:

The Company sponsors a non-contributory Money Purchase Plan covering substantially all of its non-union employees. Operations were charged $263,260 and $442,666 as contributions to the Plan for fiscal years 2026 and 2025, respectively.

MULTI-EMPLOYER PLAN:

The Company contributes to a union sponsored multi-employer pension plan covering its union employees. The Company contributions to the pension plan for the years ended July 31, 2026 and 2025 were $84,427 and $89,396, respectively. Contributions and costs are determined in accordance with the provisions of negotiated labor contracts or terms of the plan. The Company also contributes to a union sponsored health benefit plan.

CONTINGENT LIABILITY FOR PENSION PLANS:

Information as to the Company’s portion of accumulated plan benefits and plan assets is not reported separately by the pension plan. Under the Employee Retirement Income Security Act, upon withdrawal from a multi-employer benefit plan, an employer is required to continue to pay its proportionate share of the plan’s unfunded vested benefits, if any. Any liability under this provision cannot be determined: however, the Company has not made a decision to withdraw from the plan. The legal name of the pension plan is “United Food and Commercial Workers Local 888 Pension Fund”.

Under the pension fund’s rehabilitation plan expiring November 30, 2028, effective May 1, 2026, the Company pays a minimum contribution rate equal to 20.70% of each covered employee’s pay. The contract also covers rates of pay, hours of employment and other conditions of employment for approximately 19% of the Company’s 26 employees. The Company considers that its labor relations with its employees and union are good.